UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  October 25, 2008

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At the 48th Annual Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC) and the Infectious Diseases Society of America (IDSA) 46th Annual Meeting held in Washington, D.C. between October 25 and 28, telavancin, an investigational lipoglycopeptide with bactericidal activity in vitro against Gram-positive pathogens including methicillin-resistant Staphylococcus aureus, is being featured in twenty-five posters or podium presentations.  A text version of two posters containing new telavancin data, which were shown on October 25, 2008 at the joint ICAAC/IDSA conference, are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
Exhibit 99.1	Poster entitled “Telavancin for the Treatment of Hospital-Acquired Pneumonia in Severely Ill and Older Patients: The ATTAIN Studies”
Exhibit 99.2	Poster entitled “Telavancin for Treatment of Hospital-Acquired Pneumonia Caused by MRSA and MSSA: The ATTAIN Studies”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: October 27, 2008	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Poster entitled “Telavancin for the Treatment of Hospital-Acquired Pneumonia in Severely Ill and Older Patients: The ATTAIN Studies”
Exhibit 99.2	Poster entitled “Telavancin for Treatment of Hospital-Acquired Pneumonia Caused by MRSA and MSSA: The ATTAIN Studies”